UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2016
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 15, 2016, Platform Specialty Products Corporation (“Platform”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”) relating to the underwritten public offering (the “Offering”) of 42,424,242 shares of Platform’s common stock, $0.01 par value per share (the “Shares”), at a public offering price of $8.25 per share. In addition, Platform granted the Underwriters a 30-day option to purchase up to 6,363,636 additional shares of Platform's common stock. Platform expects the Offering to close on or about September 21, 2016, subject to the satisfaction of various customary closing conditions.
The Underwriting Agreement contains customary representations, warranties and agreements of Platform, and customary conditions to closing, obligations of the parties and termination provisions. Platform has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the Underwriting Agreement, Platform agreed, subject to certain exceptions, not to sell, offer, pledge or otherwise dispose of any shares of Platform's common stock or securities convertible into shares of Platform's common stock for a period of 60 days from the closing of the Offering.
Certain of the Underwriters or their respective affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking services, trust services and financial advisory services for Platform and its affiliates, for which they have received customary fees and expenses. Affiliates of certain of the Underwriters are agents and/or lenders under Platform's credit agreement dated April 12, 2007, as amended and restated.
The Shares were offered pursuant to Platform’s shelf registration statement on Form S-3 (File No. 333-212480) previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement related to the Offering was filed with the SEC on September 15, 2016.
The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Greenberg Traurig, P.A. relating to the legality of the issuance and the sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.
On September 16, 2016, Platform issued a press release announcing the pricing of the Offering, a copy of which is filed herewith as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated September 15, 2016, by and among Platform and the Underwriters
5.1	Opinion of Greenberg Traurig, P.A. relating to the Offering
23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1)
99.1	Press release issued on September 16, 2016 announcing the pricing of the Offering

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
September 16, 2016 (Date)	/s/ John E. Capps John E. Capps Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated September 15, 2016, by and among Platform and the Underwriters
5.1	Opinion of Greenberg Traurig, P.A. relating to the Offering
23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1)
99.1	Press release issued on September 16, 2016 announcing the pricing of the Offering